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                                                                   EXHIBIT 10.11


                                     RELEASE
                                     -------

         Except for the Existing Lender's Title Representation (as defined in the Assignment) and its obligations under the fifth paragraph of the Assignment to execute and/or deliver certain documents and instruments and to take other action in connection with the Assignment, the undersigned acknowledges and agrees that the Existing Lender shall have no further liability or obligation to the Buyer under, or in connection with, the Loan Documents, and Buyer hereby releases and forever discharges the Existing Lender, and the Existing Lender's successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Buyer now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Agreement relating in any manner to the Loan Document Obligations (including, without limitation, the Loans), the Assigned Rights, the Loan Documents or Borrowers. Buyer waives the benefits of California Civil Code Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                                     Buyer:

                                     Welsh, Carson, Anderson & Stowe VII, L.P.


                                     By:  WCAS  VII Partners, L.P.,
                                              its General Partner


                                     By   /s/ Russell L. Carson
                                        --------------------------------
                                        Title     General Partner
                                             ---------------------------

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